Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Tax Free Trust

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2012 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 15, 2012	/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Active Assets Tax Free Trust and will be retained by Active Assets Tax Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Tax Free Trust

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2012 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 15, 2012	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Active Asset Tax Free Trust and will be retained by Active Assets Tax Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.